EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Registration Statements No. 333-60970, 333-16865 and 333-20651 on Form S-3 and in Registration Statements No. 33-85940, 333-53566, 333-31067, 333-64910, 333-6670 and 333-81403 on Form
S-8 of Swift  Transportation  Co.,  Inc.  of our report  dated  February 1, 2001
(relating to the 1999 and 2000 consolidated financial statements of M.S. Carriers, Inc. not presented separately therein) appearing in this Form 10-K


                                        /s/ Ernst & Young LLP

Memphis, Tennessee
March 28, 2002